                       SECOND AMENDMENT TO OFFICE LEASE
                                BY AND BETWEEN
                    100 EAST WISCONSIN AVENUE JOINT VENTURE
                                      AND
                                   SPR INC.

     THIS SECOND AMENDMENT TO LEASE is made this 30 day of April, 1999, by and between 100 EAST WISCONSIN AVENUE JOINT VENTURE, a Wisconsin joint venture ("Landlord") and SPR INC., a Delaware corporation, f/k/a Systems & Programming Resources, Inc., a Wisconsin corporation ("Tenant").

                                  WITNESSETH:

     WHEREAS, under date of April 19, 1996, Landlord and Tenant entered into an Office Lease (the "Original Lease") for 5,220 rentable square feet on the 27th floor of the Building located at 100 East Wisconsin Avenue, Milwaukee, Wisconsin; and

     WHEREAS, under date of April 2, 1997, the Original Lease was amended wherein certain area was added to the Premises (the "First Amendment"); and

     WHEREAS, the Original Lease, the First Amendment and this Second Amendment are sometimes referred to herein collectively as the "Lease," and the premises demised to the Tenant in the Original Lease and the First Amendment are referred to herein as the "Original Premises;" and

     WHEREAS, Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, and other good and valuable consideration, Landlord and Tenant agree as follows:

     1. TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Lease.

     2. AREA ADDED TO THE PREMISES. On August 1, 1999 (the "Second Amendment Commencement Date"), two thousand nineteen (2,019) rentable square feet on the 27th Floor of the Building, as depicted on Exhibit A attached hereto, shall be
                                           ---------
added to the Original Premises (hereafter the portion of rentable square feet added to the Original Premises shall be sometimes referred to herein as the "Second Amendment Premises"). On and after the Second Amendment Commencement Date the entire Premises shall consist of eight thousand nine hundred twenty-three (8,923) rentable square feet.

     3. RENT. Prior to and after the Second Amendment Commencement Date, the Monthly Base Rent for the Original Premises shall remain as provided in the Lease. From and after August 1, 1999, Monthly Base Rent for the Second Amendment Premises shall be as provided on Schedule 1 attached hereto.

     4. LEASEHOLD IMPROVEMENTS. Landlord and Tenant hereby acknowledge and agree that Tenant shall take the Second Amendment Premises in an "AS IS" condition, except for the leasehold improvements set forth on Exhibit B attached hereto.
                                                   ---------

     5. CURRENT TENANT. Landlord and Tenant acknowledge that there is currently a tenant leasing the Second Amendment Premises (the "Existing Tenant"), whose lease expires on June 30, 1999 (the "Existing Tenant's Termination Date"). Landlord agrees that it will exercise commercially reasonable efforts to ensure that the Existing Tenant vacates the Second Amendment Premises by the Existing Tenant's Termination Date, and that the Second Amendment Premises will be available for Tenant's occupancy by the Second Amendment Commencement Date. In the event, however, that the Second Amendment Premises are not available by the Second Amendment Commencement Date, Tenant agrees that Landlord shall in no event have any liability to Tenant whatsoever, and Tenant shall not be responsible for Rent, or any charges due under the Lease for the

Second Amendment Premises until such time as the Second Amendment Premises are available for Tenant's occupancy.

     6. NO OPTION. The execution of this Second Amendment and delivery of same to Landlord by Tenant does not constitute a reservation of the Second Amendment Premises or an agreement to enter into this Second Amendment by Landlord, and this Second Amendment shall become effective only if and when Landlord executes and delivers same to Tenant. Tenant shall, if requested by Landlord, deliver to Landlord certified resolutions of Tenant's directors authorizing execution and delivery of this Second Amendment and the performance by Tenant of its obligations hereunder.

     7. MODIFICATION OF LEASE. Except as set forth herein, the Lease remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, this Second Amendment has been executed as of the date set forth on the first page hereof.


                                   LANDLORD:

                                   100 EAST WISCONSIN AVENUE JOINT
                                   VENTURE, a Wisconsin Joint Venture

                                   By:  TC MILWAUKEE, INC., as agent for the
                                        Landlord

                                        By: /s/ Joseph T. Weirick
                                            -----------------------------------
                                            Joseph T. Weirick, Vice President


                                   TENANT:


                                   SPR INC., a Delaware corporation

                                   By: Stephen T. Gambill
                                      ------------------------------------------
                                        Title:  VP & CFO
                                              ----------------------------------

                                  SCHEDULE I

                                 Rent Schedule
                                 -------------

     Monthly Base Rent for the Second Amendment Premises shall be payable in the following amounts:

Date                     Annual Base Rent/s.f.      Monthly Base Rent
----                     ---------------------      -----------------

08/01/99-                      $16.25                    $2,734.06
05/31/01

     Tenant shall further be responsible for its share of Operating Costs for the Second Amendment Premises pursuant to Section 22.02 of the Lease (as adjusted for any increase as provided under Article 22).

     A "Lease Year" is a twelve (12) consecutive month period beginning on the Commencement Date (or in the event the Commencement Date does not fall on the first day of a calendar month, then the first day of the first full calendar month following the Commencement Date) or any anniversary thereof. Rents for any partial month of a Lease Year shall be prorated on a daily basis and paid in advance.

                                   Exhibit A




                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                            LEASEHOLD IMPROVEMENTS

     Landlord, at Landlord's sole cost and expense, agrees to provide the following improvements to the Second Amendment Premises:

     1.   Furnish and install new Building Standard carpet.

     2.   Repaint all walls throughout the Second Amendment Premises.

     3. Furnish and install a wall covering for one (1) wall in each of the private offices.

     4. Create an opening from the Original Premises to the Second Amendment Premises.

     5.   Demolish the existing interior rooms.

     6.   Furnish and install a door to the storage room.

     7. Install all electrical and HVAC work that is required by the City of Milwaukee Code and Building Standards.

                     =====================================
                               Towne Realty Inc.
                     =====================================

--------------------------

     Thomas Bernacchi, CPM
            Vice President
       Commercial Division
              April 22, 1998




               Steve Sheppe
               SPR Inc.
               100 E Wisconsin Avenue
               Milwaukee, WI 53202



               RE:  Lease between SPR Inc., and Towne Realty, Inc.
                    at the Tower Executive Office Building in Pewaukee

               Dear Steve

               The execution of the above-referenced lease by Towne Realty, Inc. is subject to and conditioned on Towne Realty Inc.'s receiving from Camp Manito-Wish a signed amendment agreeing to relocate from their current space to a new space within the Tower Executive Office building. We expect to receive the signed amendment agreeing to the relocation on or before Tuesday, April 28/th/ 1998. Should we not receive the signed amendment from Camp Manito-Wish by that date, the above-referenced lease will be null and void.


               Sincerely

               /s/ Thomas G. Bernacchi,

               Thomas G. Bernacchi, CPM
               Vice President - Commercial Division


               Acknowledged and Accepted:

               /s/ [ILLEGIBLE]^^         4-22-98
               ------------------------------------
               By:                      Date:

/kjs